SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 28, 2003

VERITAS SOFTWARE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-26247 (Commission File Number)	77-0507675 (I.R.S. Employer Identification No.)

350 Ellis Street
Mountain View, California 94043

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 527-8000

Item 5. Other Events and Regulation FD Disclosure

     On January 28, 2003, VERITAS Software Corporation (the “Company”) announced financial results for the fourth quarter and the year ended December 31, 2002 and forward-looking statements relating to 2003 and the first quarter of 2003. A copy of the Company’s press release announcing this financial information is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Item 7. Exhibits

(c)	Exhibits

99.1	Press release dated January 28, 2003 by VERITAS Software Corporation

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 28, 2003

VERITAS SOFTWARE CORPORATION

By:	/s/ Edwin J. Gillis Edwin J. Gillis Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION

99.1	Press release dated January 28, 2003 by VERITAS Software Corporation